Exhibit 10.30
AMENDMENT NO. 6 TO LOAN AGREEMENT
     This Amendment No 6 (the “Amendment”) dated as of July 20,2009, is between Bank of America, NA (the “Bank”) and Ambassadors International, Inc. (“Borrower 1”), Ambassadors, LLC (“Borrower 2”), Ambassadors Cruise Group, LLC (“Borrower 3”) and Cypress Reinsurance, Ltd (“Borrower 4”) (Borrower 1, Borrower 2, Borrower 3, and Borrower 4 are sometimes referred to collectively as the “Borrowers” and individually as the “Borrower”)
RECITALS
     A. The Bank and the Borrowers entered Into a certain Loan Agreement dated as of September 1, 2006 (together With any previous amendments, the “Agreement”)
     B. The Bank and the Borrowers desire to amend the Agreement
AGREEMENT
     1. Definitions. Capitalized terms used but not defined In this Amendment shall have the meaning given to them in the Agreement
     2. Amendments. The Agreement is hereby amended as follows
2.1	In the Subparagraph number 1 1(a), the amount “Five Million Nine Hundred Eighty Thousand Seven Hundred Twenty-Eight and 00/100 Dollars ($5,980,728 00)” is changed to “Two Million Two Hundred Ninety-One Thousand Nine Hundred Twenty-Nine and 00/100 Dollars ($2,291,929 00)”

2.2	In the Subparagraph number 1.1 (c), the amount “Five Million Nine Hundred Eighty Thousand Seven Hundred Twenty-Eight and 00/100 Dollars ($5,980,728 00)” is changed to “Two Million Two Hundred Ninety-One Thousand Nine Hundred Twenty-Nine and 00/100 Dollars ($2,291,929 00)”

2.3	In the Subparagraph number 1 5(b), the amount “Five Million Nine Hundred Eighty Thousand Seven Hundred Twenty-Eight and 00/100 Dollars ($5,980,728 00)” is changed to “Two Million Two Hundred Ninety-One Thousand Nine Hundred Twenty-Nine and 00/100 Dollars ($2,291,929 00)”

2.4	The following Article 1B is hereby added

“1B COLLATERAL

1B 1 Personal Property The personal property listed below now owned or owned in the future by the parties listed below will secure the Borrower’s obligations to the Bank under this Agreement or, if the collateral is owned by a guarantor, will secure the guaranty, if so indicated in the security agreement. The collateral is further defined in security agreement(s) executed by the owners of the collateral in addition, all personal property collateral owned by the Borrower securing this Agreement shall also secure all other present and future obligations of the Borrower to the Bank (excluding any consumer credit covered by the federal Truth in Lending law, unless the Borrower has otherwise agreed in writing or received written notice thereof) all personal property collateral securing any other present or future obligations of the Borrower to the Bank shall also secure this Agreement.
(a) Time deposits with the Bank and owned by the Borrower in an amount not less than Two Million Two Hundred Ninety-One Thousand Nine Hundred Twenty-Nine and 00/100 Dollars ($2,291,929 00)”
     3. Representations and Warranties. When the Borrowers sign this Amendment, each of the Borrower represents and warrants to the Bank that (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.
     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank,
4.1	A Security Agreement signed by Ambassadors International, Inc.
     5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.
     6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MAITER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LEITER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MAITER HEREOF, UNLESS SUCH COMMITMENT LEITER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRIITEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY

PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK: Bank of America, N.A.
By:	/s/ Moises Rogue Jr.
	Name:	Moises Rogue Jr.
	Title:	Operations Anaylst

BORROWER(S): Ambassadors International, Inc.
By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Ambassadors, LLC
By:	Ambassadors International, Inc., Member

By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Ambassadors Cruise Group, LLC
By:	Ambassadors International, Inc., Member

By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

Cypress Reinsurance, Ltd.
By:	/s/ Mark T. Detillion
	Name:	Mark T. Detillion
	Title:	Chief Financial Officer

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